UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 5)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 20, 2016

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Amendment No. 5 to Form 8-K is being filed to disclose a fifth amendment to our Supplier Partnering Agreement dated January 3, 2006, as amended by Amendment No. 1 to the Agreement dated September 6, 2007, Amendment No. 2 dated December 15, 2009, Amendment No. 3 dated September 13, 2010, and Amendment No. 4 dated February 1, 2011, by and between Pacesetter, Inc., a St. Jude Medical Company, d.b.a. St. Jude Medical Cardiac Rhythm Management Division (“St. Jude”), and us.

Item 1.01. Entry into a Material Definitive Agreement.

General Information
     We supply products to St. Jude under the Supplier Partnering Agreement as amended.

Description of the Terms of the Amendment
     Effective as of April 20, 2016 we executed Amendment No. 5 to the Agreement. Amendment No. 5 extends the Agreement term through January 1, 2021, requires us to comply with certain laws and regulations, and adds other obligations for us. The Amendment is filed as Exhibit 10.7 to this Current Report on Form 8-K/A.

     The foregoing description of the Supplier Partnering Agreement as amended does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 5 filed as Exhibit 10.7, and the documents incorporated by reference as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6 to this Current Report Amendment No. 5 to Form 8-K/A and incorporated by reference into this Item 1.01.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date April 21, 2016	NVE CORPORATION (Registrant) /s/ CURT A. REYNDERS Curt A. Reynders Chief Financial Officer

INDEX TO EXHIBITS

Exhibit #	Description

10.1	Indemnification Agreement by and between Pacesetter, Inc., a St. Jude Medical Company, d.b.a. St. Jude Medical Cardiac Rhythm Management Division, and the company (incorporated by reference to the Form 8-K filed September 27, 2005).

10.2+	Supplier Partnering Agreement by and between St. Jude and the company (incorporated by reference to the Form 8-K filed January 4, 2006).
10.3+	Amendment No. 1 to Supplier Partnering Agreement between St. Jude and the company (incorporated by reference to the Form 8-K/A filed September 10, 2007).
10.4+	Amendment No. 2 to Supplier Partnering Agreement between St. Jude and the company (incorporated by reference to the Form 8-K/A filed December 18, 2009).
10.5+	Amendment No. 3 to Supplier Partnering Agreement between St. Jude and the company (incorporated by reference to the Form 8-K/A filed September 16, 2010).
10.6	Amendment No. 4 to Supplier Partnering Agreement between St. Jude and the company (incorporated by reference to the Form 8-K/A filed February 7, 2011).
10.7	Amendment No. 5 to Supplier Partnering Agreement between Pacesetter, Inc. and the company (filed with this Current Report on Form 8-K/A).

+Confidential portions of this exhibit were deleted and filed separately with the SEC under a request for confidential treatment pursuant to Rule 24b-2 or Rule 406.